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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2009 (December 31, 2008)

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 E. Las Olas Boulevard, Suite 1730A, Fort Lauderdale, Florida 33301

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (954) 761-2200

                              Not Applicable

(Former Name or Former Address, if Changed Since

Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 31, 2008, Butler Service Group, Inc. (“BSG”) and its affiliates, including the Registrant entered into a Seventh Amendment to Second Lien Credit Agreement, (“Seventh Amendment”) with Monroe Capital Management Advisors, LLC, in its individual capacity and as agent for Garrison Funding 2008-1 Ltd., and MC Funding Ltd. (collectively, “Monroe”). The terms of the Seventh Amendment provide, among other matters, as follows: (i) the Interest Payment Date (as defined) on BSG’s existing LIBOR Loan will be extended from January 2, 2009 to March 1, 2009 , (ii) no principal payment will be due on January 2, 2009, (iii) Monroe will until March 1, 2009, or the date upon which a Forbearance Default (as defined) occurs, forbear from the exercise of any of its rights and remedies arising out of certain Events of Default (as defined), (iv) compliance with certain financial covenants will be waived until January 14, 2009, and (v) all parties agree to negotiate in good faith certain financial covenants prior to January 15, 2009.  In connection with effectiveness of the Seventh Amendment, BSG paid to Monroe $200,000 in payment of certain outstanding expenses and fees.

The foregoing description of the Seventh Amendment is not, and does not purport to be, complete and is qualified in its entirety by reference to a copy of the Seventh Amendment filed as Exhibit 10.1 hereto and incorporated herein in its entirety by this reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The exhibits listed below are being furnished pursuant to Item 9.01.

Exhibit Number	Description

10.1	Seventh Amendment to Second Lien Credit Agreement dated as of December 31, 2008 by and among BSG, certain of its affiliates and Monroe.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2009	BUTLER INTERNATIONAL, INC.

By:/s/ Gerald P. Simone
Gerald P. Simone

SVP, Finance & Accounting

BUTLER INTERNATIONAL, INC.

EXHIBIT LIST

Exhibit Number	Description

10.1	Seventh Amendment to Second Lien Credit Agreement dated as of December 31, 2008 by and among BSG, certain of its affiliates and Monroe.

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